                                                                    Exhibit 10.5
                                                                    ------------

                            STOCK PLEDGE AGREEMENT
                            ----------------------

         This STOCK PLEDGE AGREEMENT is made as of June 29, 2001, by and between NATIONAL RESTAURANT ENTERPRISES HOLDINGS, INC., a Delaware corporation ("Holdings"), and FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to the Credit Agreement dated as of June 29, 2001 (hereinafter defined).

         WHEREAS, National Restaurant Enterprises, Inc. (the "Borrower"), AmeriKing, Inc., Holdings, the Agent and the Banks are entering into a Consolidated, Amended and Restated Revolving Credit Agreement dated as of the date hereof (as amended and in effect from time to time, the "Credit Agreement") pursuant to which the Banks, subject to the terms and conditions therein, shall provide certain financial accommodations to the Borrower; and

         WHEREAS, it is a condition precedent to the Agent and the Banks making loans or otherwise extending credit to the Borrower under the Credit Agreement that Holdings execute and deliver to the Agent, for the benefit of the Banks and the Agent, a stock pledge agreement in substantially the form hereof; and

         WHEREAS, Holdings is expected to receive substantial direct and indirect benefit from the making of loans and other extensions of credit to the Borrower by the Banks pursuant to the Credit Agreement (which benefits are hereby acknowledged); and

         WHEREAS, Holdings has executed and delivered to the Agent, for the benefit of the Agent and the Banks, a Guaranty dated as of the date hereof (as amended and in effect from time to time, the "Guaranty"), pursuant to which Holdings guaranteed to the Agent and the Banks the payment and performance of the Borrower's Obligations to the Banks and the Agent under or in respect to the Credit Agreement; and

         WHEREAS, Holdings is the direct legal and beneficial owner of all of the issued and outstanding shares of each class of the capital stock of each of the corporations described on Annex A (the "Subsidiaries");
                              ----- -

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.  Pledge of Stock, etc.
             --------------------

                1.1.  Pledge of Stock. Holdings hereby pledges, assigns, grants
                      ---------------
         a security interest in, and delivers to the Agent, for the benefit of the Banks and the Agent, all of the shares of capital stock of the Subsidiaries of every class other than Voting Stock, as more fully described on Annex A
                                                                   ----- -
         hereto, to be held by the Agent, for the benefit of the Banks and the Agent, subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by Holdings, have been delivered to the Agent.

                  1.2. Additional Stock. In case Holdings shall acquire any
                       ----------------
         additional shares of the capital stock other than Voting Stock of any Subsidiary or corporation which is the successor of any Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of any Subsidiary, by purchase, stock dividend, stock split or otherwise, then Holdings shall forthwith deliver to and pledge such shares or other securities to the Agent, for the benefit of the Banks and the Agent, under this Agreement and shall deliver to the Agent forthwith any certificates therefor, accompanied by stock powers or other appropriate instruments of assignment duly executed by Holdings in blank. Holdings agrees that the Agent may from time to time attach as Annex A hereto an updated list of the shares of
                                ----- -
         capital stock or securities at the time pledged with the Agent hereunder.

                  1.3. Pledge of Cash Collateral Account. Holdings also hereby
                       ---------------------------------
         pledges, assigns, grants a security interest in, and delivers to the Agent, for the benefit of the Banks and the Agent, the Cash Collateral Account and all of the Cash Collateral as such terms are hereinafter defined.

         2. Definitions. All capitalized terms used herein without definition
            -----------
shall have the respective meanings provided therefor in the Credit Agreement. Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the Uniform Commercial Code of the Commonwealth of Massachusetts (the "MA UCC") have such defined meanings herein, unless the context otherwise indicated or requires, and the following terms shall have the following meanings:

         Cash Collateral. See (S)4.
         ---------------

         Cash Collateral Account. See (S)4.
         -----------------------

         Stock. Includes the shares of stock described in Annex A attached
         -----                                            ----- -
hereto and any additional shares of stock at the time pledged with the Agent hereunder, but does not include Voting Stock.

         Stock Collateral. The property at any time pledged to the Agent
         ----------------
hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral, but excluding from the definition of "Stock Collateral" any income, increases or proceeds received by Holdings to the extent expressly permitted by
(S)6.

         Time Deposits. See (S)4.
         -------------

         Voting Stock. Any stock or similar equity interest of a Person pursuant
         ------------
to which the holders thereof have, at the time of determination, the general voting power under ordinary circumstances to vote for the election of directors, managers, trustees or general partners of such Person (irrespective of whether or not at the time any other class or classes will have or might have Voting Power by reason of a happening or contingency).

         3. Security for Obligations. This Agreement and the security interest
            ------------------------
in and pledge of the Stock Collateral hereunder are made with and granted to the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all the Obligations under the Credit Agreement and to secure Holdings' obligations under the Guaranty.

         4.  Liquidation, Recapitalization, etc.
             ----------------------------------

                  4.1. Distributions Paid to Agent. Any sums or other property
                       ---------------------------
         paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in (S)6, be paid over and delivered to the Agent to be held by the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all of the Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Agent, for the benefit of the Banks and the Agent, to be held by it as security for the Obligations. Except to the limited extent provided in (S)6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by Holdings shall, until paid or delivered to the Agent, be held in trust for the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all of the Obligations.

                  4.2. Cash Collateral Account. All sums of money that are
                       -----------------------
         delivered to the Agent pursuant to this (S)4 shall be deposited into an interest bearing account with the Agent (the "Cash Collateral Account"). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Agent (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as "Time Deposits"), that are satisfactory to the Agent after consultation with Holdings, provided, that, in each
                                                        --------
         such case, arrangements satisfactory to the Agent are made and are in place to perfect and to insure the first priority of the Agent's security interest therein. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds thereof are hereinafter referred to as the "Cash Collateral."

                  4.3. Holdings' Rights to Cash Collateral, etc. Except as
                       ----------------------------------------
         otherwise expressly provided in (S)15, Holdings shall have no right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Agent to part with the Agent's possession of any instruments or other writings evidencing any Time Deposits.

         5. Warranty of Title; Authority. Holdings hereby represents and
            ----------------------------
warrants that: (i) Holdings has good and marketable title to, and is the sole record and beneficial owner of, the Stock described in (S)1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement,
(ii) all of the Stock described in (S)1 is validly issued, fully paid and non-assessable, (iii) Holdings has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of Holdings' charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which Holdings is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (iv) the information set forth in Annex A hereto relating to the Stock is true, correct
                         -------
and complete in all respects. Holdings covenants that it will defend the rights of the Banks and the Agent and security interest of the Agent, for the benefit of the Banks and the Agent, in such Stock against the claims and demands of all other persons whomsoever. Holdings further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Agent hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Banks and the Agent.

         6. Dividends, Voting, etc., Prior to Maturity. So long as no Default or
            ------------------------------------------
Event of Default shall have occurred and be continuing, Holdings shall be entitled to receive all cash dividends paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no vote shall be cast or consent, waiver or ratification
--------  -------
given by Holdings if the effect thereof would in the reasonable judgment of the Majority Banks impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Credit Agreement, the Revolving Credit Notes or any of the other Loan Documents. All such rights of

Holdings to receive cash dividends shall cease in case an Event of Default shall have occurred and be continuing. All such rights of Holdings to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Agent's option, as evidenced by the Agent's notifying Holdings of such election, cease in case an Event of Default shall have occurred and be continuing.

         7.  Remedies.
             --------

                  7.1. In General. If a Default or an Event of Default shall
                       ----------
         have occurred and be continuing, the Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of the Commonwealth of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Agent deems expedient:

                       (a) if the Agent so elects and gives notice of such
                  election to Holdings, the Agent may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Agent so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (Holdings hereby irrevocably constituting and appointing the Agent the proxy and attorney-in-fact of Holdings, with full power of substitution, to do so);

                       (b) the Agent may demand, sue for, collect or make any
                  compromise or settlement the Agent deems suitable in respect of any Stock Collateral;

                       (c) the Agent may sell, resell, assign and deliver, or
                  otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Agent thinks expedient, all without demand for performance by Holdings or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

                       (d) the Agent may cause all or any part of the Stock held
                  by it to be transferred into its name or the name of its nominee or nominees; and

                       (e) the Agent may set off against the Obligations any and
                  all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Agent.

         7.2.  Sale of Stock Collateral. In the event of any disposition of the
               ------------------------
Stock Collateral as provided in clause (c) of (S)7.1, the Agent shall give to Holdings at least five Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. Holdings hereby acknowledges that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice. The Agent may enforce its rights hereafter without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by Holdings, to the fullest extent permitted by law). The Agent may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Agent may buy at private sale and may make payments thereof by any means. The Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be incurred by the Agent in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations in the order set forth in such order or preference as the Agent may determine after proper allowance for Obligations not then due. Only after such applications, and after payment by the Agent of any amount required by (S)9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts, need the Agent account to Holdings for any surplus. To the extent that any of the Obligations are to be paid or performed by a person other than Holdings, Holdings waives and agrees not to assert any rights or privileges which it may have under (S)9-112 of the Uniform Commercial Code of the Commonwealth of Massachusetts.

         7.3.  Registration of Stock. If the Agent shall determine to exercise
               ---------------------
its right to sell any or all of the Stock pursuant to this (S)7, and if in the opinion of counsel for the Agent it is necessary, or if in the reasonable opinion of the Agent it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), Holdings agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at Holdings' expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of 9 months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Holdings agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

         7.4.  Private Sales. Holdings recognizes that the Agent may be unable
               -------------
to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. Holdings agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Agent agrees that any sale of the Stock shall be made in a commercially reasonable manner, and Holdings agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at Holdings' expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Holdings further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

         7.5.  Holdings' Agreements, etc. Holdings further agrees to do or cause
               -------------------------
to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this (S)7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Holdings' expense. Holdings further agrees that a breach of any of the covenants contained in this (S)7 will cause irreparable injury to the Agent and the Banks, that the Agent and the Banks have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this (S)7 shall be specifically enforceable against Holdings by the Agent and Holdings hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

         8.  Marshalling. Neither the Agent nor any Bank shall be required to
             -----------
marshal any present or future collateral security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Agent's rights hereunder and of the Banks and the Agent in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Holdings hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may, Holdings hereby irrevocably waives the benefits of all such laws.

         9.  Holdings' Obligations Not Affected. The obligations of Holdings
             ----------------------------------
hereunder shall remain in full force and effect without regard to, and shall not be impaired by (i) any exercise or nonexercise, or any waiver, by the Agent or any Bank of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (ii) any amendment to or modification of the Credit Agreement, the Revolving Credit Notes, the other Revolver Loan Documents or any of the Obligations; (iii) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, any of the Security Documents; or (iv) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not Holdings shall have notice or knowledge of any of the foregoing.

         10. Transfer, etc., by Holdings. Without the prior written consent of
             ---------------------------
the Agent, Holdings will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for (a) the pledge thereof and security interest therein provided for in this Agreement and (b) any sale or other disposition by Holdings of such Stock Collateral which is expressly permitted by or provided for in the provisions of (S)9.5.2 of the Credit Agreement.

         11. Further Assurances. Holdings will do all such acts, and will
             ------------------
furnish to the Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Banks and the Agent hereunder, all without any cost or expense to the Agent or any Bank. If the Agent so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Agent as a financing statement in any recording office in any jurisdiction.

         12. Agent's Exoneration. Under no circumstances shall the Agent be
             -------------------
deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (i) to exercise reasonable care in the physical custody of the Stock Collateral and (ii) after a Default or an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. Neither the Agent nor any Bank shall be required to take any action of any kind to collect, preserve or protect its or Holdings' rights in the Stock Collateral or against other parties thereto. The Agent's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

         13. No Waiver, etc. Neither this Agreement nor any term hereof may be
             --------------
changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Agent, with the consent of the Majority Banks, and Holdings. No act, failure or delay by the Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. Holdings hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Credit Agreement).

         14. Notice, etc. All notices, requests and other communications
             -----------
hereunder shall be made in the manner set forth in (S)20 of the Credit
Agreement.

         15. Termination. Upon final payment and performance in full in cash of
             -----------
the Obligations and the termination of all Commitments, this Agreement shall terminate and the Agent shall, at Holdings' request and expense, return such Stock Collateral in the possession or control of the Agent (free from the Agent's lien securing the Obligations) as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Agent hereunder.

         16. Overdue Amounts. Until paid, all amounts due and payable by
             ---------------
Holdings hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

         17. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED
             --------------------------------------
TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. Holdings agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon Holdings by mail at the address specified in (S)20 of the Credit Agreement. Holdings hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

         18. Waiver of Jury Trial. HOLDINGS WAIVES ITS RIGHT TO A JURY TRIAL
             --------------------
WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, Holdings waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Holdings (i) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Credit Agreement and the other Revolver Loan Documents to which the Agent is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this (S)18.

         19. Miscellaneous. The headings of each section of this Agreement are
             -------------
for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon Holdings and its respective successors and assigns, and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Holdings acknowledges receipt of a copy of this Agreement.

         IN WITNESS WHEREOF, intending to be legally bound, Holdings and the Agent have caused this Agreement to be executed as of the date first above written.

                                          NATIONAL RESTAURANT
                                          ENTERPRISES HOLDINGS, INC.



                                          By: /s/ A. Richard Caputo, Jr.
                                              --------------------------
                                              Title: Vice President

                                          FLEET NATIONAL BANK, as Agent


                                          By: /s/ James J. O'Brian
                                              --------------------------
                                              Title: Authorized Officer

         The undersigned Subsidiary hereby joins in the above Agreement for the sole purpose of consenting to and being bound by the provisions of (S)(S)4.1, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Agent and Holdings in carrying out such provisions.

                                              NATIONAL RESTAURANT
                                               ENTERPRISES, INC.



                                              By: /s/ A. Richard Caputo, Jr.
                                                  --------------------------
                                                  Title: Vice President

                          ANNEX A TO PLEDGE AGREEMENT
                          ---------------------------

         None of the issuers has any authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this Annex A.
     ----- -

                                                   Number of      Number of      Number of          Par or
                    Record         Class of       Authorized        Issued      Outstanding       Liquidation
   Issuer            Owner          Shares          Shares          Shares         Shares            Value
   ------           ------         --------       ----------      ---------     -----------       -------------
  Borrower          Holdings       Class B           950             950            950               $0.01
                                   Common